SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

               Date of Report September 29, 1998


    Southwest Royalties Institutional Income Fund X-B, L.P.
           (Exact name of registrant as specified in its limited partnership agreement)



Delaware                                                  0-19601
                              75-2332174
(State   or  other  jurisdiction        Commission            IRS
Employer
of        incorporation)                        File       Number
Identification No.



       407 N. Big Spring, Suite 300, Midland, Texas 79701
       (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code (915) 686-9927


                              None
 (Former name or former address, if changed since last report.)




The total number of pages contained in this report is 9.

Item 2.   Acquisition or Disposition of Assets

          (a) On September 29, 1998, Southwest Royalties Institutional Income Fund X-B (the "Registrant") sold its interest in one oil property to Marathon Oil
          Company ("Marathon"), an unrelated party. The Registrant's interest in the well was sold for net proceeds, after post closing adjustments, of $167,650. At December 31, 1997, the property sold to Marathon contained proved reserves of 75,310 barrels of oil and had a SEC 10 value of $190,956. The proceeds from the sale represented 14% of the Registrant's total assets.

Item 7.   Financial Statements and Exhibits

     (b)  Pro Forma Financial Information

          The accompanying unaudited pro forma financial information of the Registrant is presented to reflect the sale of an oil property on September 29, 1998. The unaudited pro forma balance sheet is presented as if the sale of the oil property occurred at the balance sheet date and the unaudited pro forma statements of operations are presented as if the sale of the property occurred on January 1, 1997.

     (c)  Exhibits

          None

            Unaudited Pro Forma Financial Statements

      The Unaudited Pro Forma Financial Statements have been prepared to give effect to the sale of an oil property on September 29, 1998. The Unaudited Pro Forma Financial Statements of the Registrant are not necessarily indicative of the financial results for the periods presented had the sale of the property taken place on January 1, 1997. In addition, future results may vary significantly from the results reflected in the accompanying Unaudited Pro Forma Financial Statements because of normal production declines and changes in product prices, among other factors. This information should be read in conjunction with the Financial Statements of the Registrant (and the related notes) included in the Annual Report on Form 10-K for the year ended December 31, 1997 and in the Quarterly Report on Form 10-Q for the six months ended June 30, 1998.

     Southwest Royalties Institutional Income Fund X-B, L.P.

                Unaudited Pro Forma Balance Sheet
                       As of June 30, 1998

                                           Pro Forma
                                Historical  Entries  Pro Forma
                               ----------- --------------------

Assets

Current assets
 Cash and cash equivalents     $  38,211 $167,650 (a)$205,861
                               ---------            ---------
Oil and gas properties - using the
 full cost method of accounting         4,183,062 (167,650)(a)
4,015,412
  Less accumulated depreciation,
   depletion and amortization  3,002,196            3,002,196
                               ---------            ---------
     Net oil and gas properties          1,180,866
1,013,216
                               ---------            ---------
                               $1,219,077           $1,219,077
                               =========            =========

Liabilities and Partners' Equity

Current liability
 Distribution payable          $      51            $      51
 Payable to Managing General Partner        27,198
27,198
                               ---------            ---------
     Total current liabilities    27,249               27,249
                               ---------            ---------
Partners' equity
 General partners               (31,756)             (31,756)
 Limited partners              1,223,584            1,223,584
                               ---------            ---------
     Total partners' equity    1,191,828            1,191,828
                               ---------            ---------
                               $1,219,077           $1,219,077
                               =========            =========












     See accompanying notes to unaudited pro forma financial
                           statements.

     Southwest Royalties Institutional Income Fund X-B, L.P.

           Unaudited Pro Forma Statement of Operations
                 Six months ended June 30, 1998

                                             Assets
                                Historical    Sold   Pro Forma
                               ----------- --------------------

Revenues

Income  from  net profits interests      $  21,206   $   3,946(b)
$ 25,152
Interest                             894       -          894
                                 -------  ------      -------
                                  22,100   3,945       26,046
                                 -------  ------      -------

Expenses

General and administrative        49,430       -       49,430
Depreciation, depletion and
 Amortization                     98,000  (9,900) (c)  88,100
Provision for impairment of oil
 and gas properties               51,105       -       51,105
                                 -------  ------      -------
                                 198,535  (9,900)     188,635
                                 -------  ------      -------
Net loss                       $(176,435) $13,846    $(162,589)
                                 =======  ======      =======

Net loss allocated to:

 Managing General Partner      $ (2,460)             $(2,105)
                                 =======              =======
 General Partner               $   (273)             $  (233)
                                 =======              =======
 Limited Partners              $(173,702)            $(160,251)
                                 =======              =======
  Per limited partner unit     $  (15.54)            $ (14.33)
                                 =======              =======

















     See accompanying notes to unaudited pro forma financial
                           statements

     Southwest Royalties Institutional Income Fund X-B, L.P.

           Unaudited Pro Forma Statement of Operations
              For the year ended December 31, 1997

                                             Assets
                                Historical    Sold   Pro Forma
                               ----------- --------------------

Revenues

Income  from  net profits interests      $  530,113  $   (77,466)
(b)  $                         452,647
Interest                           4,876        -       4,876
                                 -------  -------     -------
                                         534,989         (77,466)
457,523
                                 -------  -------     -------

Expenses

General and administrative        80,881        -      80,881
Depreciation, depletion and
  Amortization                     198,000   (31,700)         (c)
166,300
                                 -------  -------     -------
                                         278,881         (31,700)
247,181
                                 -------  -------     -------
Net  income                      $ 256,108   $(45,766)          $
210,342
                                 =======  =======     =======

Net income allocated to:

 Managing General Partner      $  40,870             $ 33,898
                                 =======              =======
 General Partner               $   4,541             $  3,766
                                 =======              =======
 Limited Partners              $ 210,697             $172,678
                                 =======              =======
  Per limited partner unit     $   18.84             $  15.44
                                 =======              =======

















     See accompanying notes to unaudited pro forma financial
                           statements

     Southwest Royalties Institutional Income Fund X-B, L.P.

        Notes to Unaudited Pro Forma Financial Statements
               December 31, 1997 and June 30, 1998

Note 1: Basis of Presentation

      The accompanying unaudited pro forma financial information of Southwest Royalties Institutional Income Fund X-B, L.P. (the "Registrant") is presented to reflect the sale of an oil property to Marathon Oil Company on September 29, 1998 (the "Asset Sold"). The unaudited pro forma balance sheet is presented as if the Asset Sold occurred at June 30, 1998 and the unaudited pro forma statements of operations are presented as if the sale of the Asset Sold occurred on January 1, 1997.

     Historical - Represents the Registrant's balance sheet as of June 30, 1998 and the Registrant's statements of operations for the six months ended June 30, 1998 and the year ended
     December 31, 1997.

     Asset Sold - Reflects the results of operations for the six months ended June 30, 1998 and the year ended December 31, 1997 from the oil property prior to the sale in 1998.

Note 2: Pro Forma Entries

     (a) To record the sale of the Asset Sold as if such sale had occurred on June 30, 1998. The aggregate cash proceeds of $167,650 were initially utilized to increase cash and cash equivalents and will be partially distributed to the partners.

     (b) Reflects gross oil sales net of lease operating cost and production taxes for the Asset Sold for the periods represented.

         (c)Depletion for the periods represented was calculated for the Asset Sold under the units of revenue method. Under the units of revenue method, depletion is computed on the basis of current gross revenues from production in relation to future gross revenues, based on current prices, from estimated production of proved oil and gas reserves.

Note 3: Oil and Gas Information

      The following unaudited pro forma supplemental information regarding the oil activities of the Registrant is presented pursuant to the disclosure requirements promulgated by the Securities and Exchange Commission and Statement of Financial
Accounting Standard No. 69, "Disclosures About Oil and Gas Producing Activities". The pro forma combined reserve information is presented as if the sale of the Asset Sold had occurred on January 1, 1997. Information for oil is presented in barrels (bbls).

       The Registrant emphasizes that reserve estimates are inherently imprecise and subject to revision. Accordingly, the estimates are expected to change as future information becomes available.

     Southwest Royalties Institutional Income Fund X-B, L.P.

        Notes to Unaudited Pro Forma Financial Statements
               December 31, 1997 and June 30, 1998

Note 3: Oil and Gas Information - continued

     Set forth below is a pro forma summary of the changes in the net quantities of oil reserves for the year ended December 31, 1997.

                                                  Oil (bbls)
                                                  ----------
     Net proved reserves at January 1, 1997        642,000
             Revisions        of        previous        estimates
(270,000)
     Production                                   (43,000)
     Sale of minerals in place                     (5,000)
                                                   -------
     Net proved reserves at December 31, 1997      324,000
                                                   =======
     The pro forma estimated present value of future net revenues of proved reserves, calculated using December 31, 1997 prices of $16.88 per barrel of oil, discounted at 10%, was approximately $1,801,861 at December 31, 1997.

                           SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        Southwest
                              Royalties Institutional Income Fund
                              X-B, L.P.



                                                              By:
                                   Southwest Royalties, Inc.
                                   Managing General Partner

                                                              By:
                                   /s/ Bill E. Coggin

-------------------------

Bill E. Coggin
                                   Vice President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Partnership and in the capacity and on the date indicated.


Date: December 9, 1998             /s/ Bill E. Coggin
                              ----------------------------------
                              Bill E. Coggin, Vice President and
                              Chief Financial Officer